                                                                  Exhibit 14 (b)

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which THE VARIABLE ANNUITY LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

REGISTRANT NAME                  FILE NOS.
---------------                  ---------
                           033-75292 / 811-03240
                           002-32783 / 811-03240
VALIC SEPARATE ACCOUNT A   002-96223 / 811-03240
                           333-124398 / 811-03240
                           333-49232 / 811-03240



/s/ MERTON BERNARD AIDINOFF                     Director          April 29, 2008
-------------------------------------
MERTON BERNARD AIDINOFF


/s/ CHARLES H. DANGELO                          Director          April 29, 2008
-------------------------------------
CHARLES H. DANGELO


/s/ JOHN QUINLAN DOYLE                   Director and President   April 29, 2008
-------------------------------------
JOHN QUINLAN DOYLE


/s/ DAVID NEIL FIELDS                           Director          April 29, 2008
-------------------------------------
DAVID NEIL FIELDS


/s/ KENNETH VINCENT HARKINS                     Director          April 29, 2008
-------------------------------------
KENNETH VINCENT HARKINS


/s/ DAVID LAWRENCE HERZOG                       Director          April 29, 2008
-------------------------------------
DAVID LAWRENCE HERZOG


/s/ ROBERT EDWARD LEWIS                         Director          April 29, 2008
-------------------------------------
ROBERT EDWARD LEWIS


/s/ KRISTIAN PHILIP MOOR                 Director and Chairman    April 29, 2008
-------------------------------------
KRISTIAN PHILIP MOOR



/s/ WIN JAY NEUGER                              Director          April 29, 2008
-------------------------------------
WIN JAY NEUGER


/s/ ROBERT S. SCHIMEK                    Director, Senior Vice    April 29, 2008
-------------------------------------   President and Treasurer
ROBERT S. SCHIMEK


/s/ NICHOLAS SHAW TYLER                         Director          April 29, 2008
-------------------------------------
NICHOLAS SHAW TYLER


/s/ NICHOLAS CHARLES WALSH                      Director          April 29, 2008
-------------------------------------
NICHOLAS CHARLES WALSH


/s/ MARK TIMOTHY WILLIS                         Director          April 29, 2008
-------------------------------------
MARK TIMOTHY WILLIS